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                                                                 EXHIBIT 10.12A

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:                  SUBMICRON SYSTEMS, INC.
ADDRESS:                   6330 HEDGEWOOD DRIVE
                           ALLENTOWN, PENNSYLVANIA  18106

BORROWER:                  SUBMICRON WET PROCESS STATIONS, INC.
ADDRESS:                   3381 EDWARDS AVENUE
                           SANTA CLARA, CALIFORNIA  95054

DATE:                      DECEMBER 2, 1998

         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between GREYROCK CAPITAL, A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION (formerly Greyrock Business Credit) ("Greyrock"), whose address is 10880 Wilshire Blvd., Suite 950, Los Angeles, CA 90024 and the borrower named above ("Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated November 25, 1997 (the "Loan Agreement"), as follows. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by Greyrock and the Borrower, and all other written documents and agreements between Greyrock and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. CREDIT LIMIT. Section 1(1) of the Schedule to the Loan Agreement, which presently reads as follows:

                  "1. Credit Limit (Section 1.1). An amount not to exceed the lesser of (1) or (2) below:

                           "(1) $15,000,000  at any one time outstanding; or

                           "(2) an amount equal to

                                    "(i) 80% of the amount of Borrower's
                                    Eligible Receivables (as defined in Section
                                    8 above), plus

                                    "(ii) the lesser of 10% of the Value of
                                    Borrower's Eligible Inventory (as defined in
                                    Section 8 above) or $2,000,000. "Value", as used herein, means the lower of cost or wholesale market value.

                  "Loans will be made separately to each Borrower based on the Collateral of each Borrower."

is amended to read as follows:

                  "1. Credit Limit (Section 1.1). An amount not to exceed the lesser of (1) or (2) below:

                           "(1) $10,000,000  at any one time outstanding; or

                           "(2) an amount equal to




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GREYROCK CAPITAL                                     AMENDMENT TO LOAN DOCUMENTS

                                    "(i) 80% of the amount of Borrower's
                                    Eligible Receivables (as defined in Section
                                    8 above) (the `Receivable Loans'), plus

                                    "(ii) the lesser of the following (the
                                    `Inventory Loans'), 10% of the Value of
                                    Borrower's Eligible Inventory (as defined in
                                    Section 8 above) or $2,000,000, plus

                                    "(iii) $2,000,000 (the `Overadvance Loans').

                  "Receivable Loans and Inventory Loans will be made separately to each Borrower based on the Collateral of each Borrower. `Value', as used above, means the lower of cost or wholesale market value. On September 30, 1999 all Overadvance Loans shall be due and payable, and thereafter no further Overadvance Loans will be made. The making of Overadvance Loans shall be a matter of Greyrock's sole and absolute discretion."

         2. EXTENSION. Section 4 of the Schedule is amended in its entirety to read as follows:

                  "4. Maturity Date (Section 6.1): January 1, 2000, subject to automatic renewal as provided in Section 6.1 above, and early termination as provided in Section 6.2 above.

         3. CONDITIONS. Notwithstanding any execution and delivery of this Agreement by Greyrock and Borrower, it shall not be deemed effective unless and until the following conditions have been satisfied on or before December 9, 1998, and Borrower shall provide Greyrock with evidence satisfactory to Greyrock confirming the same by said date:

                  (a) The Borrower shall receive cash in an amount not less than $4,000,000 in consideration for the issuance by Borrower of its equity and/or subordinated debt securities on or after the date hereof.

                  (b) The Borrower shall enter into written agreements with The KB Mezzanine Fund II, L.P. ("KB") and Celerity Silicon, L.L.C. ("Celerity") providing for KB and Celerity to agree to accept equity and/or subordinated debt securities in lieu of cash interest payments which are due and payable with respect to the Parent's 12% Senior Subordinated Notes due 2002 (the "12% Notes") from July 2, 1998 through September 30, 1999.

                   (c) The Borrower shall enter into written agreements with holders of Parent's 8% Convertible Subordinated Notes due 2002 (the 8% Notes"), which shall agreements shall provide that (i) at least 80% of the aggregate interest due with respect to the 8% Notes from October 1, 1998 through September 30, 1999 shall be payable in the form of subordinated debt securities and warrants in lieu of cash interest payments, and (ii) at least 80% of each quarterly interest payment due with respect to the 8% Notes from February 1, 1999 through September 30, 1999 shall be payable in the form of subordinated debt securities and warrants in lieu of cash interest payments.

         4. FEE. In consideration for Greyrock entering into this Amendment, the Borrower shall concurrently pay Greyrock a fee in the amount of $100,000, payable in 12 consecutive equal monthly installments commencing January 1, 1999. Said fee shall be non-refundable and in addition to all interest and other fees payable to Greyrock under the Loan Documents. Greyrock is authorized to charge said fee to Borrower's loan account.

         5. REPRESENTATIONS TRUE. Borrower represents and warrants to Greyrock that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.



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GREYROCK CAPITAL                                     AMENDMENT TO LOAN DOCUMENTS

         6. CONSENT TO ISSUANCE OF SUBORDINATED DEBT. Greyrock hereby consents to (a) the issuance by Parent of its Series B 12% Senior Subordinated Notes due February 1, 2002 (the "Series B Notes"), including without limitation the issuances contemplated by Section 3 hereof, and pursuant to the Security Agreement dated November 26, 1997, as amended, the Patent Security Agreement dated November 26, 1997, as amended, and the Continuing Guaranty dated November 26, 1997, as amended, each relating to the 12% Notes and, as amended, to the 12% Notes and the Series B Notes, in the forms previously provided to Greyrock.

         7. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                                      GBC:

   Submicron Systems, Inc.                     Greyrock Business Credit,
                                               a Division of NationsCredit
                                               Commercial Corporation


   By_______________________________           By_______________________________
         President or Vice President
                                               Title____________________________

Borrower:

   SUBMICRON WET PROCESS STATIONS, INC.



   By_______________________________
         President or Vice President





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GREYROCK CAPITAL                                     AMENDMENT TO LOAN DOCUMENTS

                                     CONSENT

         The undersigned, guarantors, acknowledge that their consent to the foregoing Agreement is not required, but the undersigned nevertheless do hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guarantees of the undersigned, all of which are hereby ratified and affirmed. This Consent may be executed in counterparts. The signatures of the undersigned shall be fully effective even if other persons named below fail to sign this Consent.

                          Submicron Systems Corporation


                        By_______________________________

                        Title_____________________________



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